UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

IMAGEWARE SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10815 Rancho Bernardo Road, Suite 310, San Diego, California 92127
(Address of principal executive offices)

(858) 673-8600
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

See Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities

 On September 21, 2018 (the “Subsequent Closing Date”), ImageWare Systems, Inc. (the “Company”) completed a subsequent closing (the “Subsequent Closing”) of the Series C Financing initially consummated on September 10, 2018, as more particularly described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2018 (the “September 13 8-K”). The Company sold an additional 110 shares of Series C Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred”), to certain accredited investors at a purchase price of $10,000 per share in the Subsequent Closing, resulting in additional gross proceeds to the Company of $1.1 million. The Company expects to use these additional proceeds for general working capital purposes.

Northland Capital Markets (“Northland”) acted as the Company’s exclusive placement agent in connection with the Subsequent Closing, and was paid $88,000, or 8% of the gross proceeds received by the Company, on the Subsequent Closing Date as compensation for services rendered by Northland in connection with the Subsequent Closing. Northland Capital Markets is the trade name for certain capital markets and investment banking services of Northland Securities, Inc., member FINRA/SIPC.

Investors who participated in the Subsequent Closing entered into a Securities Purchase Agreement, Registration Rights Agreement and Placement Agency Agreement with Northland in substantially the same form as those attached as Exhibits 10.1, 10.2 and 10.3 to the September 13 8-K.

The shares of Series C Preferred were offered and sold in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each Investor represented that it was an “accredited investor” as defined in Regulation D.

The foregoing description of the Securities Purchase Agreement, Registrations Rights Agreement and Placement Agency Agreement do not purport to be complete, and are qualified in their entirety by reference to the form of Securities Purchase Agreement, Registration Rights Agreement and Placement Agency Agreement, attached as Exhibits 10.1, 10.2 and 10.3, respectively, to the September 13 8-K, each of which are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Date: September 24, 2018	By:	/s/ Wayne Wetherell
Wayne Wetherell
Chief Financial Officer